UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2010

Comcast Corporation

Comcast Corporation Retirement – Investment Plan and

Comcast Spectacor 401(k) Plan

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Item 4.01(a)

On March 16, 2010, Comcast Corporation as Plan Administrator of each of the Comcast Corporation Retirement – Investment Plan and the Comcast Spectacor 401(k) Plan (collectively, the “Plans”) accepted the resignation of Mitchell & Titus, LLP as the Plans’ independent registered public accounting firm. Mitchell & Titus, LLP resigned in anticipation of hiring a former employee of Comcast Corporation. The hiring of the former employee will cause Mitchell & Titus, LLP to cease being independent under applicable Securities and Exchange Commission (“SEC”) rules.

The reports of Mitchell & Titus, LLP on the Plans’ financial statements for the years ended December 31, 2007 and 2008 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2008 and through March 16, 2010, there were no disagreements with Mitchell & Titus, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mitchell & Titus, LLP, would have caused it to make reference thereto in connection with its reports on each of the Plans’ financial statements for such years.

During the years ended December 31, 2007 and 2008 and through March 16, 2010, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Comcast Corporation as Plan Administrator of each of the Plans requested that Mitchell & Titus, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 22, 2010, is filed as Exhibit 16 to this Form 8-K.

Item 4.01(b)

On March 22, 2010, Comcast Corporation as Plan Administrator of each of the Plans appointed Deloitte & Touche LLP as the independent registered public accounting firm of the Plans for the year ended December 31, 2009.

Comcast Corporation as Plan Administrator of the Plans did not consult with Deloitte & Touche LLP during the years ended December 31, 2007 and 2008, and through March 22, 2010, on any matter that was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans’ financial statements, relating to which either a written report was provided to Comcast Corporation as Plan Administrator of the Plans or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by Comcast Corporation as Plan Administrator of the Plans in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01.	Exhibits

Exhibit Number	Description

16	Letter of Mitchell & Titus, LLP dated March 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comcast Corporation as Plan Administrator has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation Retirement – Investment Plan and Comcast Spectacor 401(k) Plan

	By:	Comcast Corporation

Date: March 22, 2010	By:	/s/ Lawrence J. Salva
Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller